UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2006

PIEDMONT MINING COMPANY, INC.

(Exact name of registrant as specified in its charter)

North Carolina (State or other jurisdiction of incorporation)	333-135376 (Commission File No.)	56-1378516 (IRS Employer Identification No.)

18124 Wedge Parkway, Suite 214

Reno, NV 89511

(Address and telephone number of principal executive offices) (Zip Code)

(212)734-9848

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 4a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01.	Changes in Registrant’s Certifying Accountant

(a)	Previous Independent Accountants

On October 31, 2006, Piedmont Mining Company, Inc. (the “Company”) received written notice of Pratt-Thomas & Gumb, CPAs (“Pratt-Thomas”) that it would be resigning as the Company's independent accountant following Pratt-Thomas’ review for the quarter ended September 30, 2006.

Pratt-Thomas’ report on the Company's consolidated financial statements for the fiscal year ended December 31, 2004 and December 31, 2005, and further through the subsequent interim periods ended March 31, 2006, June 30, 2006 and September 30, 2006 did not contain an adverse opinion or disclaimer of opinion, or was modified as to uncertainty, audit scope or accounting principles, however, they were modified to include an explanatory paragraph wherein they expressed substantial doubt about the Registrant's ability to continue as a going concern.

During the period from May 2005 through fiscal year ended December 31, 2005, and further through the subsequent interim periods ended March 31, 2006, June 30, 2006 and September 30, 2006, there have been no disagreements with Pratt-Thomas on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement if not resolved to the satisfaction of Pratt-Thomas, would have caused them to make reference to the subject matter of the disagreement(s) in connection with their report.

During the period May 2005 through fiscal year ended December 31, 2005, and further through the subsequent interim periods ended March 31, 2006, June 30, 2006 and September 30, 2006, Pratt-Thomas did not advise the Company on any matter set forth in Item 304(a)(1)(iv)(B) of Regulation S-B.

The Company requested that Pratt-Thomas furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

(b)	New Independent Accountants

On November 1, 2006, the Company engaged Dale Matheson Carr-Hilton Labonte, Chartered Accountants to audit its financial statements for the year ended December 31, 2006. During the two most recent fiscal years end December 31, 2004 and December 31, 2005, and through November 1, 2006, the Company did not consult with Dale Matheson Carr-Hilton Labonte, Chartered Accountants regarding (i) the application of accounting principles to a specific transaction, either completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company by concluding there was an important factor to be considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304 (a)(1)(iv)(A) of Regulation S-B or an event, as that term is defined in Item 304 (a)(1)(iv)(B) of Regulation S-B.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits

Exhibit	Description

16.1	Letter from Pratt-Thomas & Gumb, CPAs

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIEDMONT MINING COMPANY, INC.,
a North Carolina corporation

Date: November 2, 2006	/s/ Robert M. Shields, Jr.
Robert M. Shields, Jr.,
Chief Executive Officer, Chief Financial Officer,
President, Director, Chairman of the Board of Directors

EXHIBIT INDEX

Exhibit No.	Exhibit Description

16.1	Letter from Pratt-Thomas & Gumb, CPAs